                                                                    Exhibit 4(c)

                                   METATEC
                                INTERNATIONAL


  COMMON SHARES                                                                                            COMMON SHARES
WITHOUT PAR VALUE                                                                                         CUSIP 591998 10 2
                                         Incorporated under the laws of the State of Ohio             SEE REVERSE SIDE FOR CERTAIN
                                                                                                            DEFINITIONS

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF
                          METATEC INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented thereby are issued under and shall be subject to the laws of the State of Ohio and all the provisions of the Articles of Incorporation and the Code of Regulations of the Corporation, and all the amendments from time to time made thereon. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile signatures of the duly authorized officers.

Dated:

         /s/ Julia A. Pollner                                /s/ Jeffrey Wilkins
           Secretary                                      Chairman of the Board


COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY

BY
  TRANSFER AGENT
  AND REGISTRAR

AUTHORIZED SIGNATURE

                         METATEC INTERNATIONAL, INC.


        This Corporation will furnish without charge to such stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of such class of stock or series thereof at the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be adressed to the Secretary of the Corporation.

        The following abbreviations when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT -         Custodian
                                                            ---------         --------
TEN ENT - as tenants by the entireties                        (Cust)           (Minor)

JT TEN  - as joint tenants with right                       under Uniform Gifts to Minors
          of survivorship and not as                        Act
          tenants in common                                    --------------------------
                                                                      (State)


    Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto
                   -------------

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
------------------------------
|                            |
-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------
                                                                        Shares
------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ---------------------------------------------------------
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     -----------------------------          -----------------------------------
                                                        Signature

                                            ----------------------------------
                                            THE SIGNATURES TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.



BANKNOTE CORP OF AMERICA - WALL STREET (NYC) - BROWNS SUMMIT (NC) - (METALLEC)
- 1-800 _____________________________